SUPPLEMENT DATED APRIL 23, 2009
TO THE
FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS
DATED MAY 1, 2008

On April 23, 2009, the Board of Trustees of the First Investors Life Series Funds approved an agreement under which Muzinich & Co., Inc. (“Muzinich”) will serve as subadviser for the Life Series High Yield Fund (the “Fund”). Effective April 24, 2009, Muzinich will assume day-to-day management of the Fund, subject to supervision by the Fund’s adviser, First Investors Management Company, Inc., and the Fund’s Board of Trustees.

Muzinich is a registered investment adviser under the Investment Advisers Act of 1940. As of March 31, 2009, Muzinich has more than $3.3 billion of assets under management and extensive experience in managing high-yield and investment grade bond portfolios. Muzinich is located at 450 Park Avenue, New York, NY 10022, with other offices in London (England), Cologne (Germany) and Paris (France) (Representative Office).

The Fund has received an exemptive order from the U.S. Securities and Exchange Commission, which allows the Fund to hire a subadviser without shareholder approval. In accordance with the Fund’s exemptive order, shareholders of the Fund as of April 24, 2009 will receive an information statement as required by the Trust’s exemptive order with more detailed information about Muzinich. Management fees paid by the Fund will not increase due to the hiring of Muzinich.

In order to reflect the addition of Muzinich as the Fund’s subadviser, the following changes are made to the Trust’s prospectus:

1.	Add the following paragraph after the second paragraph on page 27:

On April 24, 2009, Muzinich & Co., Inc. (“Muzinich”) became the Fund’s subadviser. Therefore, the performance shown for the Fund is not necessarily reflective of how the Fund will perform in the future.

2.	Delete the fourth paragraph on page 55 under “Fund Management.”

3.	Insert the following paragraphs under “Fund Management” regarding the management of the Fund on page 57 after the carry-over paragraph:

Muzinich serves as the investment subadviser of the High Yield Fund. Muzinich has discretionary trading authority over all of the Fund’s assets, subject to continuing oversight and supervision by FIMCO and the Fund’s Board of Trustees. Muzinich is located at 450 Park Avenue, New York, NY 10022.

Muzinich is an institutional asset manager specializing in high yield bond portfolio and other credit-oriented strategies. As of March 31, 2009, Muzinich managed more than $3.3 billion of assets.

The Fund is managed by a team of investment professionals who have active roles in managing the Fund, including the following: John Ingallinera, Senior Portfolio Manager, who joined Muzinich in 2003 and prior thereto was the head of high yield trading at Lehman Brothers (1994-2001); Dennis V. Dowden, Portfolio Manager, who joined Muzinich in 2001 and prior thereto was Director of high yield research at ABN AMRO Inc. (1999-2001); and Wendy L. Nickerson, Portfolio Manager, who joined Muzinich in 2004 and prior thereto was Managing Director and Director of high yield research at Wells Fargo (2001-2003). The same team of investment professionals also manages another First Investors Fund.

4.	Add the following paragraph on page 57 before the last paragraph:

Descriptions of the factors considered by the Board of Trustees in approving the Subadvisory Agreement with Muzinich will be available in the Fund’s Semi-Annual Report to shareholders for the six months ending June 30, 2009.

LSP0409

SUPPLEMENT DATED APRIL 23, 2009
TO THE
FIRST INVESTORS LIFE SERIES FUNDS
STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2008

On April 23, 2009, the Board of Trustees of the First Investors Life Series Funds ("Trust") approved an agreement under which Muzinich & Co., Inc. (“Muzinich”) will serve as subadviser for the Life Series High Yield Fund (the “Fund”). Effective April 24, 2009, Muzinich will assume day-to-day management of the Fund, subject to supervision by the Fund’s adviser, First Investors Management Company, Inc., and the Fund’s Board of Trustees.

In order to reflect the addition of Muzinich as the Fund’s subadviser, the following changes are made to the Trust’s statement of additional information:

1.	The following information regarding Muzinich is added below the discussion regarding the Life Series International Fund in the section “Investment Advisory Services and Fees” on page I-10:

Pursuant to a Subadvisory Agreement, the Adviser has undertaken to pay Muzinich & Co., Inc. (“Muzinich”) an annual subadvisory fee, paid monthly, according to the following schedule:

1.

The average daily net assets of the Life Series High Yield Fund shall be aggregated with the average net assets (if any) of the First Investors Fund For Income, a series of First Investors Income Funds;

	2.	A blended fee shall then be computed on the sum as if the two Funds were combined using the following schedule:

		a.	0.25% on the first $250 million;
		b.	0.225% on the next $250 million; and
		c.	0.20% on all balances over $500 million.

3.

The fee payable under this Agreement with respect to the Fund shall then be computed by multiplying the blended fee by the ratio of the average daily net assets of the Fund to the sum of the average daily net assets of both Funds that are being managed by Muzinich & Co., Inc.

2.	The following information regarding subadvisory fees paid with respect to the High Yield Fund is added in the “Subadvisory Fees Paid” table on page I-10:

Subadvisory Fees Paid
Fund	Fiscal Year Ended December 31, 2005	Fiscal Year Ended December 31, 2006	Fiscal Year Ended December 31, 2007
High Yield Fund[5]	n/a	n/a	n/a
5 Muzinich began managing assets of the Fund as of April 24, 2009. The Fund did not previously engage a subadvisor.

3.	Insert reference to “Muzinich” after the reference to “Smith” in the second sentence on page I-11 in the section “Portfolio Managers.”

4.

Delete the fourth and fifth rows in the table regarding “FIMCO’s Portfolio Managers” on page I-11 in the section “Portfolio Managers” under the heading “A. Other Accounts Managed by Portfolio Managers for Fiscal Year Ended December 31, 2007.”

5.

Insert the following information regarding the portfolio managers for the Fund below the information regarding Smith’s portfolio managers in the section “Portfolio Managers” under the heading “A. Other Accounts Managed by Portfolio Managers for Fiscal Year Ended December 31, 2007” on Page I-12:

A. Other Accounts Managed by Portfolio Managers for Fiscal Year Ended December 31, 2007
Name of Portfolio Manager and Funds Covered by this SAI	Other Accounts Managed	Number of Other Accounts	Total Assets of Other Accounts (in millions)	Number of Accounts which Advisory Fee is Based on Account Performance	Total Assets in the Accounts which Advisory Fee is Based on Account Performance (in millions)
Muzinich & Co., Inc. Portfolio Managers:[1]
Dennis V. Dowden: Life Series High Yield Fund	Other Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	15	303	3	145
	Other Accounts	18	260	9	535
John Ingallinera:	Other Registered Investment Companies	0	0	0	0
Life Series High Yield Fund	Other Pooled Investment Vehicles	15	741	3	145
	Other Accounts	18	637	9	535
Wendy L. Nickerson:	Other Registered Investment Companies	0	0	0	0
Life Series High Yield Fund	Other Pooled Investment Vehicles	15	303	3	145
	Other Accounts	18	260	9	535

1 Information for each portfolio manager is as of March 31, 2009. Total Assets and Number of Accounts is identical for all portfolio managers as they manage on a team basis.

6.

Information regarding Muzinich is added to the section “Portfolio Managers” under the heading “B. Potential Conflicts of Interest in Other Managed Accounts for Fiscal Year Ended December 31, 2007” on page I-14, after the information regarding “Smith’s Portfolio Managers.”

Muzinich & Co., Inc.’s Portfolio Managers:

Each of Muzinich’s portfolio managers also manages one other First Investors mutual fund other than the Fund covered by this SAI and multiple institutional accounts. The other First Investors mutual fund is managed similarly to the Fund that is covered by this SAI, except to the extent required by differences in cash flow, investment policy or law. The side-by-side management of First Investors Funds and the other accounts presents a variety of potential conflicts of interest. For example, the portfolio manager may purchase or sell securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The portfolio manager may also want to buy the same security for the two Funds that they manage or a fund and a non-fund account. In some cases, there may not be sufficient amounts of the securities available to cover the needs of all the accounts managed by Muzinich. Muzinich endeavors to treat all clients fairly and provide high quality investment services. As a result, Muzinich has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures which it believes address the conflicts associated with managing multiple accounts of different types with similar and dissimilar investment objectives and guidelines. Muzinich utilizes a pro-rata allocation methodology which considers available cash and individual account investment guidelines for the purchase and sale of securities common to more than one portfolio.

7.

The following information regarding Muzinich is added to the section “Portfolio Managers” under the heading “C. Structure of Portfolio Manager Compensation for Fiscal Year Ended December 31, 2007” on page I-15, after the information regarding “Smith’s Portfolio Managers:”

Muzinich & Co., Inc.’s Portfolio Managers:

Muzinich and Co., Inc. offers a compensation system with incentives designed to stimulate individual and firm-wide performance. The firm provides above-average base salaries that are augmented through a profit sharing bonus system, the relative weighting of which varies each year with firm and individual performance. For the portfolio managers, the relative performance of our platforms compared to the market (as applicable to each account and its benchmarks) is a significant factor in the determination of their bonus.

The firm typically pays out at least 80% of its net profits in employee compensation. Accordingly, all members of the firm are highly incentivised to grow the firm’s profits through both portfolio performance and success of the firm as a whole.

For all employees, including portfolio managers, individual performance is considered not only within a professional’s immediate responsibilities (e.g. an analyst’s investment recommendations), but also in relation to an individual’s positive contribution to the firm as a whole. Understanding that all of our portfolios are managed on a team basis, all team members benefit directly from the success of the investment management effort across all products.

Employees’ greatest financial reward should always come from the long-term success of our clients and the extended profitability of the firm as a whole, rather than from shorter-term, or more ephemeral, success.

8.	Delete the third and fourth rows in the table on page I-16 in the section “Portfolio Managers” under the heading “D. Portfolio Manager Fund Ownership for Fiscal Year Ended December 31, 2007.”

9.

The following information regarding the portfolio managers for the Fund is added to the section “Portfolio Managers” under the heading “D. Portfolio Manager Fund Ownership for Fiscal Year Ended December 31, 2007” on page I-16, after the information regarding “Smith’s Portfolio Managers:”

Muzinich & Co. Inc.’s Portfolio Managers:[1]
Name	Funds Covered by this SAI	Dollar Range of Fund Ownership (dollars)
Dennis V. Dowden	Life Series High Yield Fund	None
John Ingallinera	Life Series High Yield Fund	None
Wendy L. Nickerson	Life Series High Yield Fund	None
1 Information for each portfolio manager is as of April 23, 2009.

10.

Insert reference to “Muzinich & Co., Inc. (“Muzinich”)” following the reference to “Smith Asset Management Group, L.P. (“Smith”)” in the first sentence of the third full paragraph on page II-18 in the section “Portfolio Holdings Information Policies and Procedures.” In addition, information regarding Muzinich is added to the end of the paragraph as follows:

Muzinich, aside from certain funds managed under the Muzinich name which Muzinich can use as example portfolio, prohibits selective disclosure of portfolio holdings of other clients or managed funds to preferred clients or prospects or unrelated parties on a real or near real time basis. The obligation to safeguard sensitive client information would not preclude Muzinich from providing necessary information to, for example, persons providing services to Muzinich or any account such as brokers, accountants, custodians, and fund transfer agents, or in other circumstances when the client consents.

11.	Information regarding Muzinich is added after the second full paragraph in the section “Management of the Funds” on page II-20:

Muzinich serves as the investment subadviser to the Fund For Income, a series of First Investors Income Funds, and the High Yield Fund, a series of First Investors Life Series Funds pursuant to a subadvisory agreement (“Subadvisory Agreement”). Under the Subadvisory Agreement, Muzinich is responsible for managing each Fund’s investments, subject to the oversight of FIMCO and the Board. FIMCO is responsible for paying Muzinich a subadvisory fee with respect to each Fund as set forth in Part I of the SAI for each Fund. The Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement also provides that it will terminate automatically if assigned or upon the termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by the subadviser upon not more than 60 days’ nor less than 30 days’ written notice. The Subadvisory Agreement provides that Muzinich will not be liable for any error or judgment or for any loss suffered by the Funds in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

12.	Information regarding Muzinich is added after the fifth paragraph in the section “Management of the Funds” on page II-21:

Muzinich, which serves as a subadviser to certain First Investors Funds, also has similarly adopted a code of ethics that governs the personal securities trading and conduct of its portfolio managers and other access persons of its clients. Personnel subject to the code, among other things, must recognize and act in accordance with the concept that the interests of clients are paramount and take precedence over all others. All employees sign onto a Code of Ethics in which they agree to submit brokerage statements for all of their securities and related holdings across all asset classes to the firm’s CCO. All personal trades in credit securities or loans, or in new issues, limited offerings, or in 40-Act funds managed or sub-advised by Muzinich, require the prior approval of the firm’s CCO. Firm personnel may not trade in securities of any type issued by companies placed on the Firm’s “Restricted List” as they are companies in which the firm may have received material non-public information.

13.	Information regarding Muzinich is added after the third paragraph in the section “Management of the Funds” on page II-24:

With respect to the Funds that are managed by Muzinich in its capacity as subadviser, the Board of Trustees has approved the use of Muzinich’s proxy voting policies and procedures with respect to proxies relating to portfolio securities held by such Funds. In voting proxies, Muzinich will vote strictly in accordance with the best interests of the beneficiaries and in light of the purposes for which each individual account was created. Muzinich will generally support the management nominees of the issuer, because the company knows the individuals best to lead it. In addition, proxies will generally be voted along management's guidelines as indicated on the proxy. The review of long-term and short-term advantages will be weighed when making these decisions. Support will be given for proposals, for example, that support shareholder rights and increase management accountability to the shareholders without sacrificing management’s flexibility. Votes may be held if the Firm determines that the vote puts the shareholder’s rights at risk.

14.	Insert reference to “Muzinich” following the reference to Smith in the fourth paragraph under the heading “Management of the Funds” on page II-24.

15.	Insert reference to “Muzinich” following the reference to “Smith” in the last paragraph under the section “Allocation of Portfolio Brokerage” on page II-29.

LSSAI0409